UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                         Date of Report: January 7, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-14273                  84-0868815
        --------                    -------                  ----------
       (State of                  (Commission              (IRS Employer
     incorporation)               File Number)           Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Financing Agreement. PlanGraphics, Inc. entered into a 12-month agreement with K Capital Partners, Inc. ("K Cap") for accounts receivable financing on January 7, 2005. The arrangement, which replaces the $750,000 asset-based line of credit with Branch Banking & Trust, provides for KCap to purchase up to $1.5 million of accounts receivable invoices for which it will initially pay PlanGraphics 80% of the face value. Upon collection of the invoices KCap will remit the remaining 20% of each invoice, less varying levels of discount dependent upon the age of the receivables at the time of collection. The agreement is filed herewith at
Exhibit 10.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.     Description
-----------     -----------

10.1            Purchase and Sale Agreement with K Capital Partners, Inc.
                executed January 7, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


January 12, 2005               /S/  Fred Beisser
                               -----------------
                                  (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer